UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2006

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.
(Exact Name of Each Registrant as Specified in Their Charters)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01           Regulation FD Disclosure.

On November 13, 2006, Emergency Medical Services Corporation (“EMSC”) announced that it closed the previously-announced transaction to purchase all of the outstanding shares of capital stock of EHR Management Co., a Delaware corporation (“EHR Management”), through an indirect, wholly-owned subsidiary. EHR Management is the management company for Clinical Staffing Solutions, which provides hospitalist and specialty unit physician coverage in Pennsylvania and New Jersey. EMSC also announced that its management would give a presentation and conduct a question and answer session at the Credit Suisse Investor Conference to be held on November 16, 2006 in Phoenix, AZ. The presentation materials will be available on the EMSC website at www.emsc.net.

A copy of the press release announcing the closing of the transaction and EMSC’s participation at the Credit Suisse Investor Conference is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 — Financial Statements and Exhibits.

Item 9.01           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated November 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
November 14, 2006		Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
November 14, 2006		Todd G. Zimmerman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated November 13, 2006